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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  MAY 9, 1995
                                                  -----------

                             COM-TEK RESOURCES, INC
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        COLORADO                      0-11546                    84-0832977
- -------------------------           ------------            -------------------
(State or other juris-              (Commission             (I.R.S. Employer
diction of incorporation)           File Number)            Identification No.)



1624 MARKET STREET, SUITE 303, DENVER, COLORADO          80202
- -----------------------------------------------        ----------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:    (303) 595-8555
                                                       --------------



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

2. Ehrhardt, Keefe, Steiner & Hottman, PC was previously the principal accountants for COM-TEK Resources, Inc. On May 9, 1995, that firm's appointment as principal accountants was terminated and KPMG Peat Marwick LLP was engaged as principal accountants. The decision to change accountants was approved by the board of directors of the Company.

b. In connection with the audits of the two fiscal years ended September 30, 1994, and the subsequent interim period through May 9, 1995, there were no disagreements with Ehrhardt, Keefe, Steiner & Hottman, PC on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

c. The audit reports of Ehrhardt, Keefe, Steiner & Hottman on the consolidated financial statements of COM-TEK Resources, Inc. and subsidiaries as of and for the year ended September 30, 1993 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of Ehrhardt, Keefe, Steiner & Hottman on the consolidated financial statements of COM-TEK Resources, Inc. and subsidiaries as of and for the year end September 30, 1994 contained a separate explanatory paragraph stating that:

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The majority of the Company's oil and gas reserves are classified as proved undeveloped properties and require significant additional capital investments before they can be realized. As discussed in Note 1 to the financial statements, the Company's recurring losses and working capital deficit raise substantial doubt about the Company's ability to continue as a going concern unless the Company obtains future profitable operations and/or additional financing necessary to fund existing obligations and produce oil and gas revenue. Management's plans in regard to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

This audit report was reissued on March 28, 1995 and the reissued report did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The reissued audit report of March 28, 1995 contained no separate explanatory paragraph.

d. During the two most recent fiscal years and the subsequent interim period preceding Ehrhardt, Keefe, Steiner & Hottman's dismissal, the Registrant was not

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advised by Ehrhardt, Keefe, Steiner & Hottman that internal controls necessary for the Registrant to develop reliable financial statements do not exist nor that information has come to its attention that led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management. The Registrant has not been advised by Ehrhardt, Keefe, Steiner & Hottman of the need to expand significantly the scope of the Registrant's audit nor has the Registrant been advised that during the two most recent fiscal year and the subsequent interim period preceding their dismissal, that information has come to the attention of Ehrhardt, Keefe, Steiner & Hottman that a further investigation may (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (September 30, 1994) or (ii) cause Ehrhardt, Keefe, Steiner & Hottman to be unwilling to rely on management's representations or be associated with the Registrant's financial statements. The Registrant has not been advised by Ehrhardt, Keefe, Steiner & Hottman that information has come to its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to September 30, 1994 and due to the dismissal of Ehrhardt, Keefe, Steiner & Hottman the issue has not been resolved to its satisfaction prior to its dismissal.

e. The Registrant has requested that Ehrhardt, Keefe, Steiner & Hottman furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Ehrhardt, Keefe, Steiner & Hottman's letter to the Securities and Exchange Commission is being filed as an exhibit to this Form 8-K.

f. No consultations occurred between the Registrant and KPMG Peat Marwick LLP during the two most recent years and any subsequent interim period prior to KPMG Peat Marwick LLP appointment regarding the application of accounting principles, the type of audit opinion or other information considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a.  Financial Statemens of Business Acquired

     None

b.  Pro Forma Financial Information

     None


c.  Exhibits

     *  Letter to Ehrhardt, Keefe, Steiner & Hottman, PC dated May 9, 1995.

     * Reponse letter from Ehrhardt, Keefe, Steiner & Hottman, PC dated May 10, 1995.

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May 9, 1995


Dave Steiner
Ehrhardt, Keefe, Steiner & Hottman, PC
7979 E. Tufts Avenue
Suite 400
Denver, CO   80237


Dear Dave:

Attached is the COM-TEK Resources Form 8-K filing to the Securities and Exchange Commission regarding the dismissal of Ehrhardt, Keefe, Steiner & Hottman PC and the appointment of KPMG Peat Marwick LLP as auditors for the Company.

COM-TEK requests that Ehrhardt, Keefe, Steiner & Hottman furnish the Company with a letter addressed to the Securities and Exchange Commission stating if Ehrhardt, Keefe, Steiner & Hottman agrees with the statement made by COM-TEK in the Form 10-K filing. Please furnish this letter to both the Company and the Securities and Exchange Commission within ten (10) business days from today's date.

If you have any questions, please feel free to call me.

Sincerely,


Dennis C. Dowd
President


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                                                    Ehrhardt
                                                    Keefe
                                            EKS&H   Steiner &
                                                    Hottman PC

                                                    Certified Public Accountants





Securities and Exchange Commission
450 5th Street N.W.
Washington D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Com-Tek Resources, Inc. dated May 9, 1995.



                                    /s/ Ehrhardt Keefe Steiner & Hottman PC
                                    Ehrhardt Keefe Steiner & Hottman PC
                                    Denver, Colorado
                                    May 10, 1995








         7979 E. Tufts Avenue, Suite 400   Denver, Colorado 80237-2843
                      303 740-9400   Fax 303 740-9009

  Member of DFK International and PKF International -- Providing Services in
                             Cities Worldwide

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COM-TEK RESOURCES, INC.


                              By:  /s/ HUNTER SWANSON
                                  ---------------------------------------------
                                   Hunter Swanson, Corporate Secretary


Date:     May 9, 1995

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              COM-TEK RESOURCES, INC.


                              By: /s/ Hunter Swanson
                                  ---------------------------------------------
                                   Hunter Swanson, Corporate Secretary


Date:     May 9, 1995

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